--------------------------------------------------------------------------------
This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS Securities
North America Inc., PNC Capital Markets, Inc. or Wachovia Capital Markets, LLC
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the
Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

MLMT 2005-CIP1                 STRUCTURAL TERM SHEET                    8/3/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

MLMT 2005-CIP1 RED

XP BALANCE SCHEDULE



         A1            A2             A3            ASB           A4             AM             AJ            B              C

 6    76,615,000   533,900,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
12    70,881,000   533,900,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
18    31,225,000   533,900,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
24             -   519,407,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
30             -   474,271,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
36             -   430,176,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
42             -   386,526,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
48             -   343,655,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
54             -    86,258,000    208,000,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
60             -             -     50,204,000   109,200,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
66             -             -     27,951,000   100,658,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
72             -             -      9,082,000    89,719,000   520,022,000   207,447,000    140,026,000    44,082,000    18,151,000
78             -             -              -             -   500,105,000   207,447,000    140,026,000    44,082,000    18,151,000
84             -             -              -             -   415,062,000   207,447,000    140,026,000    44,082,000    18,151,000
90             -             -              -             -   390,866,000   207,447,000    140,026,000    44,082,000    18,151,000
96             -             -              -             -   367,198,000   207,447,000    140,026,000    44,082,000    11,660,000

          D            E            F           G            H             J            K           L

 6   38,897,000   25,930,000   33,710,000   20,745,000   25,931,000    10,372,000   5,186,000   7,779,000    2,025,993,000     6
12   38,897,000   25,930,000   33,710,000   20,745,000   25,931,000    10,372,000   5,186,000   7,779,000    2,020,259,000    12
18   38,897,000   25,930,000   33,710,000   20,745,000   25,931,000    10,372,000   5,186,000   7,779,000    1,980,603,000    18
24   38,897,000   25,930,000   33,710,000   20,745,000   25,931,000    10,372,000   5,186,000   7,779,000    1,934,885,000    24
30   38,897,000   25,930,000   33,710,000   20,745,000   25,931,000     6,696,000           -           -    1,873,108,000    30
36   38,897,000   25,930,000   33,710,000   20,745,000   12,545,000             -           -           -    1,808,931,000    36
42   38,897,000   25,930,000   33,710,000   13,885,000            -             -           -           -    1,745,876,000    42
48   38,897,000   25,930,000   28,852,000            -            -             -           -           -    1,684,262,000    48
54   38,897,000   25,930,000   10,755,000            -            -             -           -           -    1,408,768,000    54
60   38,897,000   19,418,000            -            -            -             -           -           -    1,147,447,000    60
66   38,897,000    6,812,000            -            -            -             -           -           -    1,104,046,000    66
72   33,814,000            -            -            -            -             -           -           -    1,062,343,000    72
78   22,354,000            -            -            -            -             -           -           -      932,165,000    78
84   11,336,000            -            -            -            -             -           -           -      836,104,000    84
90    2,197,000            -            -            -            -             -           -           -      802,769,000    90
96            -            -            -            -            -             -           -           -      770,413,000    96


          IO Prepay Penalties:

MLMT 2005-CIP1                 STRUCTURAL TERM SHEET                    8/3/2005

                     MERRILL LYNCH MORTGAGE TRUST 2005-CIP1

MLMT 2005-CIP1 RED

XP WAC REFERENCE RATES

Pd
             1                5.3560400
             2                5.1795400
             3                5.3531200
             4                5.1794000
             5                5.1793300
             6                5.1792600
             7                5.1794300
             8                5.3527300
             9                5.1790300
            10                5.3525900
            11                5.1788900
            12                5.3524300
            13                5.3523600
            14                5.1786700
            15                5.3522100
            16                5.1785200
            17                5.1784300
            18                5.1783600
            19                5.1785400
            20                5.3517900
            21                5.1781100
            22                5.3516200
            23                5.1779400
            24                5.3543600
            25                5.3542800
            26                5.1805000
            27                5.3540800
            28                5.1803000
            29                5.3538600
            30                5.1800900
            31                5.1801000
            32                5.3535100
            33                5.1797400
            34                5.3532800
            35                5.1795200
            36                5.3531100
            37                5.3530000
            38                5.1792600
            39                5.3527700
            40                5.1790300
            41                5.1789100
            42                5.1788100
            43                5.1791000
            44                5.3521600
            45                5.1784300
            46                5.3519200
            47                5.1782000
            48                5.3516700
            49                5.3515500
            50                5.1778400
            51                5.3513000
            52                5.1776000
            53                5.1774700
            54                5.1773500
            55                5.1776700
            56                5.3506300
            57                5.1769500
            58                5.3505000
            59                5.2069900
            60                5.4215400
            61                5.4450200
            62                5.2682900
            63                5.4447600
            64                5.2680400
            65                5.2679100
            66                5.2677900
            67                5.2682900
            68                5.4440800
            69                5.2673800
            70                5.4438100
            71                5.2671200
            72                5.4435400
            73                5.4434100
            74                5.2667200
            75                5.4431300
            76                5.2664500
            77                5.4428400
            78                5.2661700
            79                5.2662600
            80                5.4424000
            81                5.2657300
            82                5.4410300
            83                5.2644100
            84                5.4950900
            85                5.5436300
            86                5.3638200
            87                5.5435900
            88                5.3637800
            89                5.3637600
            90                5.3637400
            91                5.3645700
            92                5.5434800
            93                5.3636800
            94                5.5434400
            95                5.3636300
            96                5.5434000